EXHIBIT 10.33

AMENDMENT NO. 3
to
CREDIT AGREEMENT

          THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (the “Amendment”) is made as of May 28, 2004 by and among ALION SCIENCE AND TECHNOLOGY CORPORATION (the “Borrower”), the institutions listed on the signature pages hereof (the “Lenders”), and LASALLE BANK NATIONAL ASSOCIATION, in its individual capacity as a Lender and in its capacity as contractual representative (the “Administrative Agent”) under that certain Credit Agreement dated as of December 20, 2002 by and among the Borrower, the institutions from time to time parties thereto as lenders, and the Administrative Agent (as amended by an Amendment No. 1 dated as of February 6, 2004, and by an Amendment No. 2 dated as of March 31, 2004, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

                WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement; and

                WHEREAS, the Borrower has requested that the Administrative Agent and the Request Lenders amend the Credit Agreement and grant a consent, in each case, on the terms and conditions set forth herein; and

                WHEREAS, the Borrower, the Request Lenders, and the Administrative Agent have agreed to amend the Credit Agreement and grant the consent, in each case, on the terms and conditions set forth herein;

                NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

                1. Amendments to the Credit Agreement. Effective as of February 11, 2004, notwithstanding that certain Amendment No. 2, dated as of March 31, 2004, by and among the Borrower, the Lenders and the Administrative Agent, and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

1.1.	Section 1.01 of the Credit Agreement is hereby amended by adding the following term to such Section in proper alphabetical order:

“Amstutz Note” means that certain note due 2009, issued by the Borrower in the aggregate principal amount of $750,000.00 and purchased by Gary Amstutz, as amended, supplemented or modified in accordance with Section 7.3(BB) hereof.

1.2.	Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term “Subordinated Notes” thereof in its entirety and replacing it with the following:

“Subordinated Notes” means, collectively, the Senior Subordinated Notes, the Junior Subordinated Notes and the Amstutz Note.

1.3.	Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term “Transaction Documents” thereof in its entirety and replacing it with the following:

“Transaction Documents” means the Loan Documents and the documents executed and delivered, or adopted, by the Borrower or any of its Subsidiaries or the ESOT Trustee or the ESOP Fiduciary in connection with the IITRI Acquisition, the ESOT Transaction and the issuance of the Senior Subordinated Notes, the Junior Subordinated Notes and, from and after February 11, 2004 as executed on such date, the Amstutz Note, including, without limitation, the Asset Purchase Agreement, the Seller Warrants, the Rights Agreement, the ESOT Transaction Documents, the Senior Subordinated Notes, the Junior Subordinated Notes, the Securities Purchase Agreements, and, from and after February 11, 2004 as executed on such date, the Amstutz Note, but excluding the ESOP Plan Documents.

1.4.	Section 7.3(F) is amended by adding the following subclause (viii) to such Section:

(viii) Restricted payments that constitute mandatory payments of interest due on the Amstutz Note, unless such payments are prohibited by the terms of such Indebtedness (or any subordination agreement applicable thereto);

1.5.	Section 7.3(F) is amended by deleting the last paragraph thereof in its entirety and replacing it with the following:

provided, however, that in no event shall any Restricted Payments (other than (1) to the Borrower, (2) as permitted by clause (ii) above, and (3) Restricted Payments resulting from distributions by the ESOT to participants in the ESOP pursuant to the ESOP Plan Documents (x) subsequent to the termination by participants in the ESOP of employment with the Borrower or any Controlled Group member or (y) as required by Section 401(a)(28) of the Code or any substantially similar Requirement of Law, and (4) Restricted Payments resulting from contributions to the ESOT as required under the ESOP Plan Documents) be declared or made if either a Default or an Unmatured Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom; provided, further, that in no event shall any Restricted

Payment be permitted under clauses (v) and (viii) above unless the Borrower shall have delivered to the Administrative Agent a compliance certificate in substantially the form of Exhibit H hereto for the most recently completed fiscal quarter calculated giving effect to such Restricted Payment as of the last day of such prior fiscal quarter and certifying that the Borrower is in compliance with the financial covenants in Section 7.4 as of the last day of such prior fiscal quarter.

                2. Consent. Effective as of the date of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Request Lenders hereby consent to permit the Borrower to suspend its efforts to enter into Collection Account Agreements with respect to each deposit account described in Attachment B attached hereto.

                3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

(a)	duly executed originals of this Amendment from each of the Borrower, the Request Lenders and the Administrative Agent;

(b)	duly executed originals of a Reaffirmation in the form of Attachment A attached hereto from each of the Borrower’s Subsidiaries identified thereon;

(c)	duly executed copy of the Amstutz Note and duly executed original of that certain Subordination Agreement, executed as of February 11, 2004, by and between Gary Amstutz and the Administrative Agent;

(d)	duly executed original opinion of Baker & McKenzie, as counsel to the Borrower, addressed to the Borrower and to the Administrative Agent and the Lenders;

(e)	duly executed copy of an amendment to the Senior Subordinated Securities Purchase Agreement consenting to the issuance of the Amstutz Note;

(f)	such other documents, instruments and agreements as the Administrative Agent may reasonably request.

                4. Representations and Warranties of the Borrower.

(a)	The Borrower hereby represents and warrants that this Amendment, the attached Reaffirmation and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and its Subsidiaries parties thereto and are enforceable against the Borrower and its Subsidiaries parties thereto in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally).

(b)	Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date) and (ii) no Default or Unmatured Default has occurred and is continuing.

                5. References to the Credit Agreement.

(a)	Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)	Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)	The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor, except as expressly provided herein in respect of the Collection Account Agreements, constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

                7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION, as Borrower
By:	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Chief Financial Officer

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
By:	/s/ Scott D. Parsons
	Name:	Scott D. Parsons
	Title:	Vice President

NCB CAPITAL CORPORATION, as a Lender
By:	/s/ Meg Shrum
	Name:	Meg Shrum
	Title:	Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender
By:	/s/ Gregg E. Dougherty
	Name:	Gregg E. Dougherty
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Tim Fossa
	Name:	Tim Fossa
	Title:	Vice President

ORIX FINANCIAL SERVICES, INC., as a Lender
By:	/s/ Christopher L. Smith
	Name:	Christopher L. Smith
	Title:	Authorized Representative

SIGNATURE PAGE TO AMENDMENT NO. 3

ATTACHMENT A

REAFFIRMATION

               The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement dated as of December 20, 2002 by and among ALION SCIENCE AND TECHNOLOGY CORPORATION (the “Borrower”), the institutions from time to time parties thereto (the “Lenders”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Administrative Agent”)(as amended by an Amendment No. 1 dated as of February 6, 2004, and by Amendment No. 2 dated as of March 31, 2004 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 3 is dated as of May 28, 2004 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: May 28, 2004

HUMAN FACTORS APPLICATIONS, INC.
By /s/ John M. Hughes
Name:	John M. Hughes
Title:	Treasurer

REAFFIRMATION SIGNATURE PAGE TO AMENDMENT NO. 3

ATTACHMENT B

DEPOSIT ACCOUNTS

	Account	Balance
Bank Name	Number	04/30/04	Contact
Compass Bank-Alabama	046-9598-4	GENERALLY	256-532-6240
Cashier’s Account		BELOW 20K
P.O. Box 10566
Birmingham, AL 35296

First Hawaiian Bank		GENERALLY	Evelyn Ferrera
Payroll		BELOW 100K	003eve@fhwn.com
Maite Branch 03-067513			671-475-7855
400 Route 8			Note: Guam is approx 15-16 hours
Mongmong, Guam 96927			later than our time zone

First Hawaiian Bank		GENERALLY	SAME
Cashier’s Account		BELOW 40K
Maite Branch 03-074250
400 Route 8

REAFFIRMATION

               The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement dated as of December 20, 2002 by and among ALION SCIENCE AND TECHNOLOGY CORPORATION (the “Borrower”), the institutions from time to time parties thereto (the “Lenders”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Administrative Agent”)(as amended by an Amendment No. 1 dated as of February 6, 2004, and by an Amendment No. 2 on March 31, 2004, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 3 is dated as of May     , 2004 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: May , 2004 HUMAN FACTORS APPLICATIONS, INC.
By /s/ John M. Hughes
Name:	John M. Hughes
Title:	Treasurer

REAFFIRMATION SIGNATURE PAGE TO AMENDMENT NO. 3